Exhibit 99.2

AMERICAN FIBER NETWORK, INC.
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

Page(s)

Report of Independent Registered Public Accounting Firm	1

Consolidated Financial Statements

Balance Sheets as of December 31, 2004 and 2003	2

Statements of Income for the Years Ended
December 31, 2004 and 2003	3

Statements of Changes in Stockholders’ Equity for the
Years Ended December 31, 2004 and 2003	4

Statements of Cash Flow for the Years Ended
December 31, 2004 and 2003	5

Notes to Consolidated Financial Statements	6-11

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Officers and Shareholders of
American Fiber Network, Inc.
Overland Park, KS

We have audited the accompanying consolidated balance sheets of American Fiber Network, Inc., a Delaware S Corporation (the “Company”) as of December 31, 2004 and 2003 and the related statements of income, changes in stockholders’ equity, and cash flow for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fiber Network, Inc. as of December 31, 2004 and 2003, and the results of its operations, changes in stockholders’ equity, and cash flow for the years then ended in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

September 2, 2005

AMERICAN FIBER NETWORK, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

	2004	2003
ASSETS

CURRENT ASSETS
Cash	$295,815	$306,925
Accounts receivable	140,835	120,195
Deposits	-	2,561
Prepaid expenses	1,337,833	965,630

Total current assets	1,774,483	1,395,311

Loan receivable - officer	1,547,128	640,665
Note receivable	-	15,000
Fixed assets, net	49,463	77,992

Total long-term assets	1,596,591	733,657

TOTAL ASSETS	$3,371,074	$2,128,968

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$205,414	$143,149
Current portion of long-term debt	16,727	20,076

Total current liabilities	222,141	163,225

Long-term debt, net of current maturities	-	18,396
Note payable - related party	1,768,809	937,568

Total long-term liabilities	1,768,809	955,964

TOTAL LIABILITIES	1,990,950	1,119,189

STOCKHOLDERS' EQUITY
Common stock, $1.00 par value; 1,100 shares authorized;
1,100 shares issued and outstanding	1,100	1,100
Additional paid-in capital	100,070	100,070
Retained earnings	1,278,954	908,609

Total stockholders' equity	1,380,124	1,009,779

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,371,074	$2,128,968

The accompanying notes are an integral part of these consolidated financial statements.

AMERICAN FIBER NETWORK, INC.
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

REVENUE	$6,696,485	$6,932,367

COSTS OF GOODS SOLD	4,031,370	4,232,472

GROSS PROFIT	2,665,115	2,699,895

OPERATING EXPENSES
Payroll	-	415,927
Selling, general and administrative	2,259,843	1,868,709
Depreciation	34,927	30,077
Total operating expenses	2,294,770	2,314,713

NET INCOME FROM OPERATIONS
BEFORE PROVISION FOR INCOME TAXES	370,345	385,182

Provision for income taxes	-	-

NET INCOME APPLICABLE TO COMMON SHARES	$370,345	$385,182

NET INCOME PER BASIC AND DILUTED SHARES	$336.68	$350.17

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	1,100	1,100

The accompanying notes are an integral part of these consolidated financial statements.

AMERICAN FIBER NETWORK, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	Common Shares	Common Stock	Additional	Retained
	Issued	Value	Paid-in-Capital	Earnings	Total

Balance at January 1, 2003	1,100	$1,100	$100,070	$523,427	$624,597

Net income for the year	-	-	-	385,182	385,182

Balance - December 31, 2003	1,100	1,100	100,070	908,609	1,009,779

Net income for the year	-	-	-	370,345	370,345

Balance - December 31, 2004	1,100	$1,100	$100,070	$1,278,954	$1,380,124

The accompanying notes are an integral part of these consolidated financial statements.

AMERICAN FIBER NETWORK, INC.
CONSOLIDATED STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$370,345	$385,182

Adjustments to reconcile net income to net cash
provided by operating activities
Depreciation and amortization	34,927	30,077
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(20,640)	(120,195)
(Increase) in prepaid expenses	(372,203)	(402,240)
Decrease in deposits	2,561	-
Write-off of intangible asset, net	-	7,986
Increase in accounts payable and accrued expenses	62,265	143,149
Total adjustments	(756,216)	(341,223)

Net cash provided by operating activities	77,255	43,959

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of fixed assets, net	(6,398)	(30,627)
(Increase) in loans receivable - officer	(906,463)	(221,541)
Net cash (used in) investing activities	(912,861)	(252,168)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in notes receivable	15,000	1,194
Repayment of long-term debt	(21,745)	(34,791)
Increase in note payable - related party	831,241	395,348
Net cash provided by financing activities	824,496	361,751

Net increase (decrease) in cash and cash equivalents	(11,110)	153,542

Cash and cash equivalents, beginning of year	306,925	153,383

Cash and cash equivalents, end of year	$295,815	$306,925

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

During the year, cash was paid for the following:
Income taxes	$-	$-
Interest	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

AMERICAN FIBER NETWORK, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

NOTE 1 -	NATURE OF BUSINESS

American Fiber Network, Inc. (the “Company”) was incorporated in the State of Delaware in 1991 as an S Corporation.

The Company is a full service telecommunications company providing cost-effective solutions with exceptional quality service. The Company offers the convenience of one telephone bill each month for local and long distance service with discounts and rates not offered by current providers. The Company provides local and long distance service to business and residential customers in 40 states where the Company is currently tariffed. Communication services include:

Temporary Housing

The Company manages 20,000 phone lines across the nation for various temporary housing companies.

Hospitality Service

The Company currently provides Operator Services, Long Distance Direct Dial and Toll Free Service for over 250 hotels, resorts and condominiums throughout the country.

Condo Call Accounting Network

The Condo Call Accounting Network was introduced in early 1998. The services are being provided in high resort areas such as Vail and Dillon, CO; Park City, UT; Branson, MO; St. Petersburg, Bradenton, Sarasota, Englewood, Santa Rosa Beach and Orlando, FL; Hilton Head, SC and the Outer Banks of NC.

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and AFN Consulting, Inc. All inter-company transactions have been eliminated in consolidation.

AMERICAN FIBER NETWORK, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For consolidated financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

There were no cash equivalents as of December 31, 2004 and 2003. The Company maintains cash and cash equivalent balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000.

Fixed Assets

Fixed assets are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided over the estimated useful lives of the various assets, generally three to seven years.

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses. The Company has determined that based on their collections an allowance for doubtful accounts of $0 and $0 has been recorded for the years ended December 31, 2004 and 2003, respectively.

AMERICAN FIBER NETWORK, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003
NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company derives its revenues from providing local and long distance telecommunications service. The Company recognizes revenue from these services in the period in which subscribers use the related service.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the consolidated balance sheets, approximate their estimated fair value as of December 31, 2004 and 2003. The carrying amount reported for notes payable approximate fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

Income Taxes

The Company has elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code and, accordingly, is not responsible for payment of federal income taxes, which is the responsibility of the individual stockholders.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of income for the years ended December 31, 2004 and 2003.

AMERICAN FIBER NETWORK, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings Per Common Share

The Company computes earnings per share in accordance with SFAS No. 128, “Earnings per Share”. This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

When the Company incurs a loss from operations, their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3 -	FIXED ASSETS

Fixed assets as of December 31, 2004 and 2003 were as follows:

	2004	2003
Computer and office equipment	$360,553	$354,155
Less accumulated depreciation	(311,090)	(276,163)

Fixed assets, net	$49,463	$77,992

Depreciation expense was $ 34,927 and $ 30,077 for the years ended December 31, 2004 and 2003, respectively.

AMERICAN FIBER NETWORK, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

NOTE 4 -	LONG-TERM DEBT

Long-term debt at December 31, 2004 and 2003 consists of the following:

	2004	2003

Automobile loan with GMAC, monthly payments
of $1,673 due October 2005. The Company paid off
the loan in March 2005.	$16,727	$38,472

Less: current maturities	(16,727)	(20,076)

Long-term debt, net of current maturities	$-	$18,396

NOTE 5 -	STOCKHOLDERS’ EQUITY

Common Stock

As of December 31, 2004 and 2003, the Company has 1,100 shares of common stock authorized with a par value of $1.00 and all shares issued and outstanding.

There were no stock transactions during the years ended December 31, 2004 and 2003, respectively.

NOTE 6 -	COMMITMENTS

Operating Lease Commitments

The Company leases office spaces under operating leases expiring in July 2006.

Rent expense for the years ended December 31, 2004 and 2003 was $75,618 and $73,380 respectively.

Future minimum lease payments under these leases at December 31, were as follows:

2005	$76,834
2006	46,331
$123,165

AMERICAN FIBER NETWORK, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

NOTE 7 -	RELATED PARTY TRANSACTIONS

The Company engages AFN Services, Inc. a related company through common ownership as its management company. The Company paid AFN Services, Inc. $2,100,000 and $1,600,000 for the years ended December 31, 2004 and 2003 for these services.

Prepaid expenses include $1,333,000 and $959,000 at December 31, 2004 and 2003, respectively, representing estimated costs of such services relating to the following fiscal years. Such amounts are amortized into operating expense as the costs are incurred by AFN Services, Inc.

NOTE 8 -	SUBSEQUENT EVENT

In June of 2005, the Company entered into a merger agreement with Mobilepro Corp. to be acquired. Under the terms of the merger agreement, Mobilepro will (i) pay cash of $2,000,000 and (ii) $2,000,000 of or at least 10,000,000 shares of Mobilepro common stock, par value $.001. The stock will be based on a per share price of $.20. In the event that the stock is trading below $.20 per share, the per share price shall be adjusted to a per share price equal to the ten day closing average of Mobilepro’s common stock for the ten days immediately preceding the closing. This transaction closed on June 30, 2005.

AMERICAN FIBER NETWORK, INC.
INDEX TO REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005 AND 2004
(UNAUDITED)

Page
Financial Statements:

Accountants Review Report	1

Reviewed Balance Sheets as of June 30, 2005 and 2004	2

Reviewed Statements of Income for the six months ended	3
June 30, 2005 and 2004

Reviewed Statements of Changes in Stockholders’ Equity
(Deficit) for the six months ended June 30, 2005 and 2004	4

Reviewed Statements of Cash Flow for the six months ended
June 30, 2005 and 2004	5

Notes to Reviewed Consolidated Financial Statements	6-11

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

ACCOUNTANTS’ REVIEW REPORT

To the Officers and Shareholders of
American Fiber Network, Inc.
Overland Park, KS

We have reviewed the accompanying consolidated balance sheets of American Fiber Network, Inc. (the “Company”) as of June 30, 2005 and 2004 and the related statements of income, changes in stockholders’ equity (deficit), and cash flow for the six months then ended. These interim financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey
September 2, 2005

AMERICAN FIBER NETWORK, INC.
REVIEWED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2005 AND 2004
(UNAUDITED)

ASSETS
	2005	2004
CURRENT ASSETS
Cash and cash equivalents	$166,962	$268,771
Accounts receivable, net of allowance	187,172	146,203
Deposits	-	2,561
Prepaid expenses	810,973	19,872

Total current assets	1,165,107	437,407

OTHER ASSETS
Note receivable - related party	-	22,287
Note receivable	-	15,000
Loans receivable - officer	-	823,621
Fixed assets, net	13,730	63,136

Total other assets	13,730	924,044

TOTAL ASSETS	$1,178,837	$1,361,451

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$212,681	$206,800
Note payable - related party	1,337,103	26,422
Current portion of long-term debt	-	30,109

Total current liabilities	1,549,784	263,331

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $1.00 par value; 1,100 shares authorized;
100 shares and 1,100 shares issued and outstanding at
June 30, 2005 and 2004, respectively	100	1,100
Additional paid-in capital	85,544	100,070
Retained earnings (deficit)	(456,591)	996,950

Total stockholders' equity (deficit)	(370,947)	1,098,120

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,178,837	$1,361,451

The accompanying notes are an integral part of these reviewed consolidated financial statements.

AMERICAN FIBER NETWORK, INC.
REVIEWED CONSOLIDATED STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(UNAUDITED)

	2005	2004

REVENUE	$3,373,077	$3,237,558

COSTS OF GOODS SOLD	1,729,820	1,947,132

GROSS PROFIT	1,643,257	1,290,426

OPERATING EXPENSES
Selling, general and administrative	1,401,166	1,184,622
Depreciation	21,749	17,463
Total operating expenses	1,422,915	1,202,085

NET INCOME FROM OPERATIONS
BEFORE PROVISION FOR INCOME TAXES	220,342	88,341

Provision for income taxes	-	-

NET INCOME APPLICABLE TO COMMON SHARES	$220,342	$88,341

NET INCOME PER BASIC AND DILUTED SHARES	$2,203	$80

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	100	1,100

The accompanying notes are an integral part of these reviewed consolidated financial statements.

AMERICAN FIBER NETWORK, INC.
REVIEWED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE SIX MONTHS ENDED ENDED JUNE 30, 2005 AND 2004
(UNAUDITED)

	Common			Retained
	Shares	Common Stock	Additional	Earnings
	Issued	Value	Paid-in-Capital	(Deficit)	Total

Balance - December 31, 2003	1,100	$1,100	$100,070	$908,609	$1,009,779

Net income for the six months ended June 30, 2004	-	-	-	88,341	88,341

Balance - June 30, 2004	1,100	$1,100	$100,070	$996,950	$1,098,120

Balance - December 31, 2004	1,100	$1,100	$100,070	$1,278,954	$1,380,124

Cancellation of AFN Consultants, Inc. common
shares in merger	(1,000)	(1,000)	(14,526)	15,526	-

Distribution to officer as a result of cancellation
of receivable	-	-	-	(1,547,128)	(1,547,128)

Cash distribution to officer	-	-	-	(424,285)	(424,285)

Net income for the six months ended June 30, 2005	-	-	-	220,342	220,342

Balance - June 30, 2005	100	$100	$85,544	$(456,591)	$(370,947)

The accompanying notes are an integral part of these reviewed consolidated financial statements.

AMERICAN FIBER NETWORK, INC.
REVIEWED CONSOLIDATED STATEMENTS OF CASH FLOW
FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(UNAUDITED)

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$220,342	$88,341

Adjustments to reconcile net income to net cash
provided by operating activities
Depreciation and amortization	21,749	17,463
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(46,337)	(26,008)
Decrease in prepaid expenses	526,860	945,758
Increase in accounts payable and accrued expenses	7,267	63,651
Total adjustments	509,539	1,000,864

Net cash provided by operating activities	729,881	1,089,205

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of fixed assets, net	-	(2,607)
Disposition of fixed assets, net	13,984	-
(Increase) decrease in loans receivable - officer	1,547,128	(182,956)

Net cash provided by (used in) investing activities	1,561,112	(185,563)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in note receivable - related party	-	(22,287)
Repayment of long-term debt	(16,727)	(8,363)
Repayment of note payable - related party	(431,706)	(911,146)
Distribution to officer	(1,971,413)	-

Net cash (used in) financing activities	(2,419,846)	(941,796)

Net (decrease) in cash and cash equivalents	(128,853)	(38,154)

Cash and cash equivalents, beginning of period	295,815	306,925

Cash and cash equivalents, end of period	$166,962	$268,771

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

During the year, cash was paid for the following:
Income taxes	$-	$-
Interest	$-	$-

The accompanying notes are an integral part of these reviewed consolidated financial statements.

AMERICAN FIBER NETWORK, INC.
NOTES TO REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005 ANDD 2004
(UNAUDITED)

NOTE 1 -	NATURE OF BUSINESS AND BASIS OF PRESENTATION

American Fiber Network, Inc. (the “Company”) was incorporated in the State of Delaware in 1991 as an S Corporation.

The Company is a full service telecommunications company providing cost-effective solutions with exceptional quality service. The Company offers the convenience of one telephone bill each month for local and long distance service with discounts and rates not offered by current providers. The Company provides local and long distance service to business and residential customers in 40 states where the Company is currently tariffed. Communication services include:

Temporary Housing

The Company manages 20,000 phone lines across the nation for various temporary housing companies.

Hospitality Service

The Company currently provides Operator Services, Long Distance Direct Dial and Toll Free Service for over 250 hotels, resorts and condominiums throughout the country.

Condo Call Accounting Network

The Condo Call Accounting Network was introduced in early 1998. The services are being provided in high resort areas such as Vail and Dillon, CO; Park City, UT; Branson, MO; St. Petersburg, Bradenton, Sarasota, Englewood, Santa Rosa Beach and Orlando, FL; Hilton Head, SC; and the Outer Banks of NC.

AMERICAN FIBER NETWORK, INC.
NOTES TO REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005 ANDD 2004
(UNAUDITED)

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and AFN Consulting, Inc. All intercompany transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For consolidated financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

There were no cash equivalents as of June 30, 2005 and 2004. The Company maintains cash and cash equivalent balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000.

Fixed Assets

Fixed assets are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided over the estimated useful lives of the various assets, generally three to seven years.

AMERICAN FIBER NETWORK, INC.
NOTES TO REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005 ANDD 2004
(UNAUDITED)

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

Revenue Recognition

The Company derives its revenues from providing local and long distance telecommunications service. The Company recognizes revenue from these services in the period in which subscribers use the related service.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the condensed consolidated balance sheet, approximate their estimated fair value as of June 30, 2005 and 2004. The carrying amount reported for notes payable approximate fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

Income Taxes

The Company has elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code and, accordingly, is not responsible for payment of federal income taxes, which is the responsibility of the individual stockholders.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of income for the six months ended June 30, 2005 and 2004.

AMERICAN FIBER NETWORK, INC.
NOTES TO REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005 ANDD 2004
(UNAUDITED)

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings Per Common Share

The Company computes earnings per share in accordance with SFAS No. 128, “Earnings per Share”. This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income.

Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the period.

When the Company incurs a loss from operations, its potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3 -	FIXED ASSETS

Fixed assets as of June 30, 2005 were as follows:

2005
Computer and office equipment	$311,619
Less accumulated depreciation	(297,889)

Fixed assets, net	$13,730

Depreciation expense was $21,749 and $17,463 for the six months ended June 30, 2005 and 2004, respectively.

AMERICAN FIBER NETWORK, INC.
NOTES TO REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005 ANDD 2004
(UNAUDITED)

NOTE 4 -	LONG-TERM DEBT

Long-term debt at June 30, 2005 consisted of the following:

2005

Automobile loan with GMAC, monthly payments
of $1,673 due October 2005. The Company paid off
the loan in March 2005.	$16,727

Less: current maturities	(16,727)

Long-term debt, net of current maturities	$-

NOTE 5 -	STOCKHOLDERS’ EQUITY DEFICIT

Common Stock

As of June 30, 2005, the Company had 100 shares of common stock authorized with a par value of $1.00 and all shares issued and outstanding.

There were no stock transactions during the six months ended June 30, 2005.

AMERICAN FIBER NETWORK, INC.
NOTES TO REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005 ANDD 2004
(UNAUDITED)

NOTE 6 -	COMMITMENTS

Operating Lease Commitments

The Company leases office spaces under an operating leases expiring in July 2006.

Rent expense for the six months ended June 30, 2005 and 2004 was $36,983 and $38,127, respectively.

Future minimum lease payments under these leases at June 30, 2005 were as follows:

Period Ended June 30,
2006	$46,331
Total	$46,331

NOTE 7 -	RELATED PARTY TRANSACTIONS

The Company engages AFN Services, Inc. a related company through common ownership as its management company. The Company paid AFN Services, Inc. $717,584 and $9,706 for the six months ended June 30, 2005 and 2004 for these services.

Prepaid expenses include $809,000 and $14,000 at June 30, 2005 and 2004, respectively, representing estimated costs of such services relating to the following six-month periods. Such amounts are amortized into operating expenses as the costs are incurred by AFN Services, Inc.

NOTE 8 -	SUBSEQUENT EVENT

In June of 2005, the Company entered into a merger agreement with Mobilepro Corp. to be acquired. Under the terms of the merger agreement, Mobilepro would (i) pay cash of $2,000,000 and (ii) $2,000,000 of or at least 10,000,000 shares of Mobilepro common stock, par value $.001. The stock will be based on a per share price of $.20. In the event that the stock is trading below $.20 per share, the per share price shall be adjusted to a per share price equal to the ten day closing average of Mobilepro’s common stock for the ten days immediately preceding the closing. This transaction closed on June 30, 2005.